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                                 FPA FUNDS TRUST
                                FPA CRESCENT FUND
        SUPPLEMENT DATED MARCH 7, 2003 TO PROSPECTUS DATED JULY 29, 2002

THE PROSPECTUS IS REVISED TO INCLUDE "EXCHANGE OF SHARES AND SHAREHOLDER SERVICES" AS FOLLOWS:

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. Shares of each FPA Fund may be exchanged for shares of any other FPA Fund, namely FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. There is no sales charge except on purchases of an FPA Fund by exchange from this Fund, FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. There is a $5.00 exchange fee.

EXCHANGING YOUR SHARES FOR SHARES OF THE MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. The $5.00 exchange fee is paid by FPA Fund Distributors, Inc. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund; however, a sales charge may apply.

If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

- You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

- Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

-    An exchange requires the purchase of shares with a value of at least
     $1,000; and

- Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request by Boston Financial Data Services, Inc. A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators. In the case of exchanges into the money market fund, dividends generally start on the following business day.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

DISCONTINUATION OF THE EXCHANGE PROGRAMS. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares.

FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS, WHICH CONTAIN THE APPLICABLE SALES CHARGES, AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.